UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2017 (May 18, 2017)

OROPLATA RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
170 S Green Valley Parkway Suite #300 Henderson, NV 89012 (Address of principal executive offices) Tel: (702) 318-7218
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - Entry into a Material Definitive Agreement.

First Waiver and Amendment Agreement

As previously reported on Form 8-K filed with the Securities and Exchange Commission, on February 27, 2017, Oroplata Resources, Inc. (the “Company”) entered into a Waiver and Amendment Agreement dated February 15, 2017 (the “First Waiver Amendment”) with Tangiers Investment Group, LLC, a Delaware limited liability company (“Tangiers” and, together with the Company, the “Parties” and each, a “Party”), pursuant to which Tangiers agreed to waive certain events of default and to amend certain provisions set forth in the Transaction Documents.

Pursuant to the terms of the First Waiver Amendment, Tangiers (i) waived any and all existing Events of Default (as defined in each respective Transaction Document), remedies, including acceleration, arising out of Events of Default and the application of the default interest rate, if any, as set forth in the Transaction Documents existing and occurring prior to February 15, 2017, or continuing after such date, (ii) amended certain Events of Default provisions in the Registration Rights Agreement, the July Note and the September Note, and (iii) amended the Maturity Date as defined as it appears in each of the Transaction Documents to December 31, 2017.

As used herein, “Transaction Documents” collectively shall be defined to refer to that certain Investment Agreement dated July 18, 2016 (the “Investment Agreement”), that certain Registration Rights Agreement dated July 18, 2016 (the “Registration Rights Agreement”), that certain 10% convertible promissory note in the principal amount of $75,000 dated July 18, 2016 (the “Commitment Fee Note”), that certain original issue discount 10% fixed convertible promissory note in the amount of $121,000 dated July 18, 2016 (the “July Note”), that certain 10% fixed convertible promissory note in the principal amount of up to $550,000 dated September 28, 2016 (the “September Note”), that certain 10% convertible promissory note in the principal amount of up to $250,000 dated February 16, 2017 (the “February Note”, and, collectively with the “Commitment Fee Note”, the “July Note”, the “September Note”, the “Notes.”), the First Waiver Amendment, the Second Waiver Amendment (defined below), and all other agreements entered into between the Parties to the extent currently existing.

Second Waiver and Amendment Agreement

On May 18, 2017, the Company entered into a Second Waiver and Amendment Agreement with Tangiers (the “Second Waiver Amendment”), pursuant to which Tangiers agreed to (i) waive certain events of default that have occurred under the Transaction Documents, including any defaults under any other agreement entered into by and between the Parties, which events of default have occurred after the effective date of the Second Waiver Amendment, are now existing or that shall continue to exist after the execution date of the Second Waiver Amendment, (ii) amend certain provisions provided under the Transaction Documents, and (iii) grant an extension of the filing and effectiveness deadlines of the registration statement required to be filed under to the Registration Rights Agreement.

Pursuant to the terms of the Second Waiver Amendment, Tangiers and any of its successors or assigns (i) waived, without any recourse or remedy, any and all existing Events of Default (as defined in each respective Transaction Document), remedies, including acceleration, arising out of Events of Default and the application of the default interest rate, if any, as set forth in the Transaction Documents, occurring prior to May 18, 2017 or continuing after such date; (ii) amended certain provisions relating to certain conversion rights in the Notes that arise out of defaults under the Notes; (iii) amended the number of resale securities to be registered pursuant to the Registration Rights Agreement; and (iv) granted an extension of the filing and effectiveness deadlines of the registration statement required to be filed under the Registration Rights Agreement.

The First Waiver Amendment and the Second Waiver Amendment (collectively, the “Amendments”) shall be construed in connection with and as part of the Transaction Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Transaction Documents, except as amended therein, shall remain in full force and effect. Any and all provisions of the Transaction Documents which are inconsistent with the Amendments are deemed amended, modified or waived to the extent necessary to give effect to the Amendments.

The foregoing description of the terms of the Transaction Documents does not purport to be complete and is subject to, and qualified in its entirety by reference to the exhibits filed herewith, which exhibits are incorporated herein by reference.

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Original Issue 10% Fixed Convertible Promissory Note dated September 28, 2016 (incorporated by reference to Exhibit 4.1 to Form 8-K filed with the SEC on October 3, 2016).
4.2	Original Issue 10% Fixed Convertible Promissory Note dated July 18, 2016 (incorporated by reference to Exhibit 4.4 to Form 8-K filed with the SEC on October 3, 2016).
4.3	10% Fixed Convertible Promissory Note dated July 18, 2016 (incorporated by reference to Exhibit 4.5 to Form 8-K filed with the SEC on February 27, 2017).
4.4	Original Issue 10% Fixed Convertible Promissory Note dated February 16, 2017 (incorporated by reference to Exhibit 4.1 on Form 8-K filed with the SEC on March 13, 2017).
10.1

Investment Agreement by and between Oroplata Resources, Inc. and Tangiers Investment Group, LLC, dated July 18, 2016 (incorporated by reference to Exhibit 10.1 to Form 8-K filed with the SEC on February 27, 2017).

10.2

Registration Rights Agreement by and between Oroplata Resources, Inc. and Tangiers Investment Group, LLC, dated July 18, 2016 (incorporated by reference to Exhibit 10.2 to Form 8-K filed with the SEC on February 27, 2017).

10.3

Waiver and Amendment Agreement by and between Oroplata Resources, Inc. and Tangiers Investment Group, LLC, dated February 15, 2017 (incorporated by reference to Exhibit 10.3 to Form 8-K filed with the SEC on February 27, 2017).

10.4*	Second Waiver and Amendment Agreement by and between Oroplata Resources, Inc. and Tangiers Investment Group, LLC, dated May 18, 2017

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OROPLATA RESOURCES, INC.
Date: May 24, 2017	/s/ Michael Mason
Michael Mason, Chief Executive Officer